Victory Portfolios

Victory Special Value Fund

(the "Fund")

Supplement dated December 13, 2023, to the Fund's Summary Prospectus, Prospectus, and

Statement of Additional Information dated November 1, 2023

This Supplement is intended to highlight certain changes to the Summary Prospectus, Prospectus, and Statement of Additional Information each dated November 1, 2023. Please review these matters carefully.

On December 5, 2023, the Board of Trustees of Victory Portfolios (the "Trust"), upon the recommendation of Victory Capital Management Inc., the Trust's investment adviser, approved a Plan of Liquidation for the Fund's Class Y (the "Share Class"). It is anticipated that the Share Class will liquidate on or about March 29, 2024 (the "Liquidation Date"). On the Liquidation Date, the Share Class will redeem all its outstanding shares at the net asset value ("NAV") of such shares.

Effective December 29, 2023, the Share Class will be closed to new investors and shareholder accounts. Through the NAV on March 22, 2024, the Share Class will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders. Please note that no other classes of the Fund are affected.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.